SCHEDULE 14C

                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]      Preliminary Information Statement

[   ]    Definitive Information Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                           SILVER KING RESOURCES, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]      No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1)      Title of each class of securities to which transaction applies:

       (2)      Aggregate number of securities to which the transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)      Proposed maximum aggregate value of transaction:

       (5)      Total fee paid:

[   ]    Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                           SILVER KING RESOURCES, INC.
             20 Corporate Park, Suite 110, Irvine, California 92606

                        PRELIMINARY INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY

                                  INTRODUCTION

     This information statement has been mailed on June , 2000 to the stockholders of record on May , 2000 (the "Record Date") of Silver King
Resources, Inc., a Delaware corporation (the "Company") in connection with certain actions to be taken by the Company pursuant to the written consent by the majority stockholders of the Company, dated May , 2000. The action to be taken pursuant to the written consent shall be taken on June [20 days after mailing], 2000. The principal executive offices of the Company are located at 20 Corporate Park, Suite 110, Irvine, California 92606, and its telephone number is
(949) 756-8181.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                                                                 Larry A. Mayle,
                                                                       Secretary

      NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF MAJORITY
         STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS
                               DATED MAY 25, 2000

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of stockholders in lieu of a special meeting of the stockholders on or about June , 2000:

     1. The adoption of an amendment to the Certificate of Incorporation of the Company to change the name of the Company to eNexi Holdings, Inc.;

     2. The adoption of an amendment to the Certificate of Incorporation of the Company to effect a reverse-split of the Company's common stock on a one-for-25 basis; and

     3. To approve the Company's 2000 Employee Stock Option Plan and to reserve up to 1,500,000 shares of Common Stock for issuance thereunder

     The Board of Directors has fixed the close of business on May , 2000, as the Record Date for determining the stockholders entitled to notice of the foregoing.

                                                                 By order of the
                                                             Board of Directors,

                                                                 Larry A. Mayle,
                                                                       Secretary

June       , 2000

                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of the Record Date, the Company's authorized capitalization consists of 50,000,000 shares of Common Stock, par value $.0001 per share and 15,000,000 shares of Preferred Stock, par value $.0001 per share, which may be issued in one or more series at the discretion of the Board of Directors. As of the Record Date hereof, there were 43,075,000 shares of Common Stock, 6,000,000 shares of Series A Preferred Stock and 3,000,000 shares of Series B Preferred Stock issued and outstanding, all of which were fully paid and non-assessable. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock. Each share of Series A and Series B Preferred Stock is convertible into 25 shares of Common Stock. The conversion of the Preferred Stock shall occur on the effective date of the reverse stock split described herein.

         Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. Each share of Series A and Series B Preferred Stock entitles its holder to 25 votes on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the following proposals by resolution dated May 25, 2000; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

         Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least 20 days after the date on which this
Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on June , 2000.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written notice to stockholders pursuant to Section 228 of the Delaware General Corporation Law.

                             OWNERSHIP OF SECURITIES

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date (as adjusted to reflect the conversion rights of the Series A and Series B Preferred Stock, by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the Company's Common Stock; (ii) each director and executive officer of the Company; and (iii) all executive officers and directors of the Company following the Merger as a group:

                                                          Amount of                    Percentage of
             Name and Address of                          Beneficial                    Beneficial
               Beneficial Owner                        Ownership(1)(2)                   Ownership

Larry Mayle                                              68,942,663(3)                25.7%
c/o eNexi Inc.
20 Corporate Park, Suite 110
Irvine, CA  92606

Dr. Roger LeRoy Miller                                      47,014,271                17.5%
c/o eNexi Inc.
20 Corporate Park, Suite 110
Irvine, CA  92606

Michael Ames                                                   300,897                  *
c/o eNexi Inc.
20 Corporate Park, Suite 110
Irvine, CA  92606

Haywood Securities, Inc.                                 25,000,000(4)                9.3%
400 Burrard Street
Vancouver, BC
Canada V6C 3A6

Millworth Investments, Inc.                                 22,000,000                8.2%
4960 South Virginia Street
Suite 300
Reno, NV  89502

All Directors and Executive Officers as a                  112,655,614                42.1%
Group (3 persons)
----------------------

o        Less than 1%.

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and accordingly, may include securities owned by and for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which such person has the right to acquire within 60 days after the Record Date pursuant to the conversion of convertible equity, exercise of options, or otherwise. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Based upon 268,075,000 shares of Common Stock outstanding as of the Record Date, assuming no other changes in the beneficial ownership of the Company's securities except the Conversion of Series A and Series B Preferred Stock and the issuance of 25,000,000 shares of Common Stock pursuant to the exercise of outstanding warrants.

(3) Includes 601,795 shares owned by Mr. Mayle's wife. Mr. Mayle disclaims beneficial ownership of such shares.

(4)      Issuable upon exercise of presently exercisable options.

                                APPROVAL REQUIRED

         The approval of a majority of the outstanding stock entitled to vote is necessary to approve the following proposals. However, as discussed above, the Company's Board of Directors has obtained the necessary approval for these proposals from stockholders with voting authority for stock constituting in excess of 50% of the total voting power of outstanding shares of the Company's Common Stock, Series A and Series B Preferred Stock entitled to vote. As such, the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with these actions.

                       BACKGROUND AND RECENT DEVELOPMENTS

         From inception through 1998, the Company was inactive, having been formed to identify private business opportunities that would capitalize on the Company's status as a public corporation. Commencing in early 1999, the Company began operations as an exploration-stage mineral resource holding company operating through its Mexican subsidiary, International Capri Resources, S.A. de C.V., a joint venture in which the Company owns a 60% interest ("ICRM"). During 1999, ICRM conducted initial stage exploration of silver-producing properties in Mexico. Since recent geologic results indicated concentration of potential mineral deposits less than the amounts expected by management, the Company has elected to discontinue all such operations in full and will divest its interest in ICRM through a sale or liquidation event.

         The Company agreed to acquire eNexi Inc., a development stage company that provides internet-related services ("eNexi"). Through its newly-created, wholly-owned subsidiary, Silver King Acquisition, Inc., a Delaware corporation ("Sub"), the Company acquired eNexi, effective as of May 19, 2000, pursuant to the terms of an Agreement and Plan of Merger dated as of March 21, 2000 (the "Merger Agreement").

         Pursuant to the terms of the Merger Agreement, Sub was merged with and into eNexi (the "Merger") in consideration for a purchase price consisting of 6,000,000 newly-issued shares of the Company's Series A Preferred Stock, which is presently convertible into 150,000,000 shares of the Company's Common Stock. Just prior to the Merger, as a condition thereof, the Company completed a private sale of 2,000,000 shares of Series B Preferred Stock for an aggregate of $5,000,000. The shares of Series B Preferred Stock are convertible into 50,000,000 shares of Common Stock. Upon the closing of the Merger, the Company's sole director and two executive officers resigned from office. Larry Mayle and Dr. Roger LeRoy Miller, the principal stockholders, co-founders and executive managers of eNexi will serve as officers and directors of the Company.

         eNexi was incorporated in Delaware in May 1999. It is a development stage Internet service provider ("ISP") and intermediary for online advertising and marketing. eNexi provides free email accounts through its Web-based email system, www.dollars4mail.com. In order to become a subscriber to the system, each applicant must provide detailed information about his or her demographics and interest. eNexi expects to make this aggregated data available to online advertisers in the future to enable them to target specific groups within the dollars4mail subscriber base depending on demographics, interests or both. The advertisers pay eNexi based on the number of times the advertisements appear on the users' screens or the number of times users click on the advertisement to view an advertiser's web site. In turn, eNexi shares its advertising revenue with its dollars4mail subscribers, who receive cash compensation for referrals to the dollars4mail system and for visits they and their referrals make to the websites of advertisers on the system. Through its VirtuallyFreeInternet.com division, eNexi provides analog Internet access to its subscribers for a monthly fee. Subscribers to VirtuallyFreeInternet.com can earn cash compensation for referrals to the Internet access service. VirtuallyFreeInternet.com and dollars4mail.com are supported by eNexi's patent-pending proprietary software that permits fully automated online sign-up, authentication of subscribers, automated credit card billing and processing of multi-tiered referral compensation.

          AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF THE COMPANY

Background

         On May 25, 2000, the Company's Board of Directors unanimously authorized an amendment to the Company's Certificate of Incorporation to (i) reverse split the number of outstanding shares of Common Stock on a 1-for-25 basis; and (ii) change the name of the Company to "eNexi Holdings, Inc." The amendment was approved by a majority of the stockholders of the Company on May 25, 2000.

         Each of these proposed amendments is discussed in greater detail below. Additionally, a proposed form of Certificate of Amendment of the Certificate of Incorporation of the Company is included as Exhibit A to this Information Statement. A Certificate in substantially the form of Exhibit A will be filed with the Delaware Secretary of State on or about June , 2000.

         The Board of Directors has determined that the adoption of the proposed amendments are in the best interests of the Company.

Reasons for the Authorized Actions

Item No. 1 to approve an Amendment to the Certificate of Incorporation to
           Effect a One-for-25 Reverse Stock Split.

     The Company believes that the reverse stock split is likely to cause the stock price of the Common Stock to trade at higher levels and will cause the number of shares of Common Stock outstanding to be more attractive to the financial community and lower trading costs for the investing public.


     Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. Accordingly, we believe that the current per share price of the Common Stock may reduce the effective marketability of the shares because of the reluctance of many brokerage firms to recommend low priced stock to their clients. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of low priced stocks unattractive to brokers from an economic standpoint. Additionally, the structure of trading commissions also tends to have an adverse impact upon holders of low priced stock because the brokerage commission on a sale of low priced stock generally represents a higher percentage of the sales price than the commission on higher priced issues.


     The Company believes that the shares of Common Stock will, as a result of the reverse stock split, trade at higher prices than those that have prevailed recently. There can be no assurance, however, that such increase in the market value will occur or, if such an increase occurs, that it will equal or exceed the direct arithmetical result of the reverse stock split since there are numerous factors and contingencies that would affect such value including the status of the market for the shares of Common Stock at the time, the Company's reported results of operations in future fiscal periods and general stock market conditions.


     Stockholders have no rights of dissent under Delaware law in connection with the reverse stock split amendment.

Effects of the Amendment

     For each 25 shares of Common Stock held, the holder will receive one new share of Common Stock. The reverse stock split will result in some stockholders owning "odd lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

     The Company is authorized to issue 50,000,000 shares of Common Stock, of which 43,075,000 shares were issued and outstanding at the close of business on the Record Date. The Company is also authorized to issue 6,000,000 shares of Series A Preferred Stock and 3,000,000 shares of Series B Preferred Stock, of which 6,000,000 shares and 2,000,000 shares were outstanding on the Record Date, respectively.

     The principal effect of the reverse stock split will be to decrease the number of outstanding shares of common stock from 43,075,000 shares to approximately 1,723,000 shares, based on share information as of the Record Date. The reverse stock split will not affect the number of authorized shares of Common Stock. After the reverse stock split, the Company estimates that it will have approximately the same number of stockholders. Except for the receipt of cash in lieu of fractional interests, the amendment will not affect any stockholder's proportionate equity interest in the Company or the relative rights, preferences or priorities of any stockholder. After the reverse stock split, the Series A and Series B Preferred Stock will be convertible into shares of Common Stock on a one-for-one basis.

     As a result of the reverse stock split, the Company will have a greater number of authorized but unissued shares of Common Stock. The increase in the authorized but unissued shares of Common Stock could make a change in control of the Company more difficult to achieve. Under certain circumstances, such shares of Common Stock could be used to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company . Such shares could be sold privately to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of the Company and its stockholders.

     The number of shares subject to warrants, stock options granted to officers, directors and employees of the Company under stock option plans and the strike price for such options will be proportionately adjusted for the reverse stock split. The number of shares of Common Stock authorized for the stock option plans will also be proportionately adjusted.

Exchange of Stock Certificates

     The exchange of shares of Common Stock will occur on a date to be determined by the Board of Directors of the Company (the "Effective Date") without any action on the part of the Company's stockholders and without regard to the date or dates certificates formerly representing shares of Common Stock are physically surrendered for certificates representing the number of shares of Common Stock such stockholders are entitled to receive as a result of the reverse stock split. The Company's transfer agent, Interwest Transfer Company, will effectuate the exchange of certificates.

     As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates representing shares of Common Stock to be used in forwarding their certificates for surrender and exchange for certificates representing the number of shares of Common Stock such stockholders are entitled to receive as a result of the reverse stock split. After receipt of such transmittal form, each such holder will surrender the certificates formerly representing shares of Common Stock of the Company and such holder will receive in exchange therefor certificates representing the number of shares of Common Stock to which such holder is entitled. These transmittal forms will be accompanied by instructions specifying other details of the exchange. STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     So that the Company may avoid the expense and inconvenience of issuing and transferring fractional shares of Common Stock, stockholders who would otherwise be entitled to receive a fractional share of Common Stock will receive, without charge, additional fractional shares of Common Stock to round their shares to the next whole number.

Federal Income Tax Consequences

     The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the final, temporary and proposed Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and pronouncements as in effect on the date of this Information Statement.

        General Rules

     The Company has not sought, and will not seek, a ruling from the Internal Revenue Service or an opinion of counsel regarding the federal income tax consequences of the reverse stock split. However the Company believes that the reverse stock split will constitute a recapitalization, and hence a reorganization, within the meaning of Section 368(a)(1)(E) of the Code. Generally, the holders of Common Stock will not recognize gain or loss for federal income tax purposes as a result of the reverse stock split, except that a holder of Common Stock who receives cash in lieu of fractional shares pursuant to the reverse stock split may recognize gain or loss as provided in "--Cash in Lieu of Fractional Shares" below. No gain or loss will be recognized by the Company as a result of the reverse stock split. Following the reverse stock split, a holder of Common Stock received in the reverse stock split will have an adjusted basis in such Common Stock (including any fractional share deemed received) equal to the adjusted basis of the Common Stock held by that holder immediately prior to the reverse stock split. In addition, a holder of Common Stock will have a holding period for the Common Stock received in the reverse stock split that includes the holding period of the Common Stock exchanged therefor, provided that such Common Stock is a capital asset in the hands of such holder at the time of the reverse stock split.

        STOCKHOLDERS OF THE COMPANY ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO
                        THEM OF THE REVERSE STOCK SPLIT.

         The Company will file an amendment to its Certificate of Incorporation in the form of Exhibit A hereto to effect the reverse stock split.

Item No. 2 to approve an Amendment to the Certificate of Incorporation to
           Effect a Change of the Company's Name to eNexi Holdings, Inc.

         The Company's Board of Directors believes that it is in the best interests of the Company to change the name of the Company to "eNexi Holdings, Inc." to reflect the new business direction of the Company upon the completion of the Merger.

Item No. 3 to approve the Company's 2000 Employee Stock Option Plan and to
          Reserve up to 1,500,000 shares of Common Stock for Issuance Thereunder

         The Company's Board of Directors adopted the 2000 Employee Stock Option Plan (the "2000 Option Plan") and authorized 1,500,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2000 Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2000 Option Plan, a copy of which is attached hereto.

General

         Under the 2000 Option Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

         The 2000 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2000 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

          The primary purpose of the 2000 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2000 Option Plan were not adopted, the Company might have had considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

         The 2000 Option Plan, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2000 Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

         Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

         Members of the Board of Directors who are eligible employees are permitted to participate in the 2000 Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2000 Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2000 Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

         Under the 2000 Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2000 Option Plan.

Terms of Options

         The term of each Option granted under the 2000 Option Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the 2000 Option Plan, including the following:

     (a) Purchase Price. The purchase price of the Common Stock subject to each ISO shall not be less than the fair market value (as set forth in the 2000 Option Plan), or in the case of the grant of an ISO to a principal stockholder, not less that 110% of fair market value of such Common Stock at the time such Option is granted. The purchase price of the Common Stock subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Stock subject to each Non-ISO.

     (b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten
         (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2000 Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

     (d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Stock resulting from split-up spin-off or consolidation of shares or any like capital adjustment or the payment of any stock dividend.

         Except as  otherwise  provided  in the 2000  Option  Plan,  any  Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) Termination, Modification and Amendment. The 2000 Option Plan (but not Options previously granted under the 2000 Option Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the 2000 Option Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the 2000 Option Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

Federal Income Tax Aspects of the 2000 Option Plan

         THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2000 OPTION PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2000 OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

         The 2000 Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2000 Option Plan.

          If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

          If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

          In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2000 Option Plan.

          The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

         Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2000 Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                             ADDITIONAL INFORMATION

         The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1999 and quarterly report on Form 10-QSB for the quarter ended March 31, 2000 and the exhibits filed therewith are hereby incorporated by reference. The Company will furnish a copy of the Form 10-KSB, Form 10-QSB or any exhibit thereto upon request by a stockholder to Michael Ames, Silver King Resources, Inc., 20 Corporate Park, Suite 110, Irvine, California 92606. The financial statements of eNexi, Inc. for the year ended December 31, 1999 and the three months ended March 31, 2000 are annexed hereto as Exhibit D.

                                             By Order of the Board of Directors,

                                                     SILVER KING RESOURCES, INC.



                                                       Larry A. Mayle, Secretary

Irvine, California
June __, 2000

EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                           SILVER KING RESOURCES, INC.

         The undersigned, being the President and Secretary of SILVER KING RESOURCES, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

         1. The name of the Corporation (hereinafter referred to as the "Corporation") is Silver King Resources, Inc. The name and address of its agent for the service of process in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle.

         2. The certificate of incorporation of the Corporation is hereby amended as follows:

               i) Section 1 shall read in its entirety as follows: The name of the Corporation is eNexi Holdings, Inc.

               ii) Section 4 of the Certificate of Incorporation shall be amended to include the following section:

                    c) As of the  date  of the  filing  of this  Certificate  of
               Amendment, each 25 shares of outstanding common stock, par value $.0001 ("Common Stock") of the Company shall be reverse split to represent one share of Common Stock such that the presently issued and outstanding 43,075,000 shares of Common Stock of the Corporation shall now constitute 1,723,000 shares of Common Stock . All fractional shares shall be rounded up to the next whole number of shares. The capital of the Corporation will not be reduced under or by reason of the foregoing provision.

         3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Corporation's Certificate of Incorporation to be signed by Roger LeRoy Miller, its President and Larry Mayle, its Secretary, this ____ day of June, 2000.

                           SILVER KING RESOURCES, INC.

                       By:_______________________________
                               Roger LeRoy Miller,
                                    President

                       By:_______________________________
                                  Larry Mayle,
                                    Secretary

EXHIBIT B

                              ENEXI HOLDINGS, INC.

                           2000 EQUITY INCENTIVE PLAN

1. PURPOSE. The purpose of this plan is to provide incentives to attract retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22 hereof. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act.

2. SHARES SUBJECT TO THE PLAN.

         2.1 Number of shares Available. Subject to Sections 2.2 and 17hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,500,000 Shares. Subject to Sections 2.2, 5.10 and 17 hereof, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Plan to the extent such Shares: (i) cease to be subject to issuance upon exercise of an Option, other than due to exercise of such Option; (ii) are subject to an Award granted hereunder but the Shares subject to such Award are forfeited or repurchased by the Company at the original issue price; or (iii) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan.

         2.2 Adjustment of Shares. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, re-capitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (i) the number of Shares reserved for issuance under this Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options and (iii) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.

3. ELIGIBILITY. ISOs (as defined in Section 5 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 hereof) and Restricted Stock Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital raising transaction. A person may be granted more than one Award under this plan.

4. ADMINISTRATION.

         4.1 Committee Authority. This Plan will be administered by the Committee or by the Board, if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this plan without limitation, the Committee will have the authority to:

     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (b) prescribe, amend and rescind rules and regulations relating to this Plan;

     (c) approve persons to receive Awards;

     (d) determine the form and terms of Awards;

     (e) determine the number of Shares or other consideration subject to Awards;

     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

     (g) grant waivers of any conditions of this plan or any Award;

     (h) determine the terms of vesting, exercisability and payment of Awards;

     (i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

     ( j ) determine whether an Award has been earned;

     (k)  make  all  other   determinations   necessary  or  advisable  for  the
administration of this Plan; and

     (1) extend the vesting period beyond a Participant's Termination Date.

         4.2 Committee Discretion. Unless in contravention of any express terms of this plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 5.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided such officer or officers are members of the Board.

5. OPTIONS.  The Committee  may grant Options to eligible  persons  described in
Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         5.1 Form of Option Grant. Each Option granted under this plan wil lbe evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement") , and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         5.3 Exercise Period. Options may be exercisable immediately but subject to repurchase pursuant to Section 11 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Shareholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to earlier termination of the Option as provided herein, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company shall have the right to exercise an Option granted hereunder at the rate of no less than twenty percent (20%) per year over five (5) years from the date such Option is granted.

         5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and
(ii) the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 7 hereof.

         5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant) . The Exercise Agreement will state (i) the number of Shares being purchased, (ii) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (iii) such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Participant shall execute and deliver to the Company the Exercise Agreement together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

         5.6 Termination. Subject to earlier termination pursuant to Sections17 and 18 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

     (a) If the Participant is terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant's Options only to the extent that such Options are exercisable upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

     (b) if the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant's Options may be exercised only to the extent that such Options are exercisable by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant's legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e) (3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's disability, within the meaning of Section 22(e) (3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

     (c) If the Participant is terminated for Cause, then Participant's Options shall expire on such Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

         5. 7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

         5. 8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated there under are amended after the Effective Date (as defined in Section 18 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         5. 9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section
5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.

         5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant's ISO under Section 422 of the Code.

6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

         6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

         6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least eighty five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be one hundred percent (100%) of the Fair Market Value on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with
Section 7 hereof.

         6.3 Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Section 11 hereof .

 7. PAYMENT FOR SHARE PURCHASES.

         7.1 Payment for Shares purchased pursuant to this plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a) by cancellation of indebtedness of the Company owed to the Participant;

     (b) by surrender of shares that: (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Participant in the public market and (ii) are clear of all liens, claims, encumbrances or security interests;

     (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

     (d) by waiver of compensation due or accrued to the Participant from the Company for services rendered;

     (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

          (i) through a "same day sale" commitment from the Participant and a broker dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or (ii) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

     (f) by any combination of the foregoing.

         7.2 Loan Guarantees. The Committee may, in its sole discretion, elect to assist the Participant in paying for Shares purchased under this plan by authorizing a guarantee by the Company of a third party loan to the Participant.

8. WITHHOLDING TAXES.

         8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9. PRIVILEGES OF STOCK OWNERSHIP.

         9.1 Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11 hereof.

         9.2 Financial Statements. The Company will provide financial statements to each Participant annually during the period such Participant has Awards outstanding. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants when issuance is limited to key employees whose services in connection with the Company assure them access to equivalent information.

10. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant's legal representative and any elections with respect to an Award may be made only by the Participant or Participant's legal representative.

11. [Intentionally omitted]

12. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13. [Intentionally omitted]

14. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

15. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

17.CORPORATE TRANSACTIONS.

         17.1 Assumption or Replacement of Awards by Successor or Acquiring Corporation. In the event of (i) a dissolution or liquidation of the Company,
(ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor or acquiring corporation, which assumption, conversion or replacement will be binding on all Participants) , (iii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges with the Company in such merger) cease to own their shares or other equity interests in the Company, or
(iv) the sale of all or substantially all of the assets of the Company, any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any) , which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 17.1. In the event such successor or acquiring corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Section

         17.1, then notwithstanding any other provision in this plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

         17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1 hereof, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

         17.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under this plan in substitution of such other company's award or (ii) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged
(except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the "Effective Date"). This plan will be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (i) no Option may be exercised prior to initial shareholder approval of this Plan; (ii) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; (iii) in the event that initial shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares issued hereunder shall be rescinded; and (iv) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by shareholders shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

19. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval. This plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

20.AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan.

21.NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this plan by the Board, the submission of this plan to the shareholders of the Company for approval, nor any provision of this plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22.DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

         "Award" means any award under this Plan, including any Option or Restricted Stock Award.

         "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including the Stock Option Agreement and Restricted Stock Agreement.

         "Board" means the Board of Directors of the Company.

         "Cause" means Termination because of (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud,
(ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant's service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (iv) Participant's disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" administer this Plan, means the committee created and appointed by the Board to or if no committee is created and appointed, the Board.

         "Company" means ENEXI HOLDINGS, INC., or any successor corporation.

         "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "Fair Market Value" means, as of any date, Company's Common Stock determined as follows: the value of a share of the

          (a) if such Common Stock is then quoted on the Nasdaq National Market,
     its  closing  price  on  the  Nasdaq   National   Market  on  the  date  of
     determination as reported in The Wall Street Journal;

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

          (d) if none of the foregoing is applicable, by the Committee in good faith.

         "Option"  means an award of an option to  purchase  Shares  pursuant to
Section 5 hereof.

         "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Participant" means a person who receives an Award under this plan.

         "Plan" means this ENEXI HOLDINGS, INC., 2000 Equity Incentive Plan, as amended from time to time.

         "Purchase Price" means the price at which a Participant may purchase Restricted Stock.

         "Restricted Stock" means Shares purchased pursuant to a Restricted Stock Award.

         "Restricted Stock Award" means an award of Shares pursuant to Section 6 hereof.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17 hereof, and any successor security.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Termination" or "Terminated" means, for purposes of this plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company's Board and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

         "Unvested   Shares"  means  "Unvested  Shares"  as  defined  in  the
Award Agreement.

        "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

EXHIBIT C

                                   eNexi, INC.

                          INDEPENDENT AUDITORS' REPORT
                            AND FINANCIAL STATEMENTS
                          FROM INCEPTION (MAY 14, 1999)
                            THROUGH DECEMBER 31, 1999




                                    CONTENTS

Independent Auditors' Report......................................................................................1


Balance Sheet.....................................................................................................2


Statement of Income and Expense...................................................................................3


Statement of Stockholders' Equity.................................................................................4


Statement of Cash Flows...........................................................................................5


Notes to the Financial Statements.................................................................................6

                          Independent Auditors' Report

To the Board of Directors and Stockholders of eNexi, Inc.

We have audited the accompanying balance sheet of eNexi Inc. (Formerly known as Virtually Free Internet.com Inc.) (a Delaware corporation) as of December 31, 1999, and the related statements of income and expense, stockholders' equity, and cash flows from inception (May 14, 1999) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of eNexi, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the period from inception through December 31, 1999 in conformity with generally accepted accounting principles.

Mendoza Berger & Company, LLP

Laguna Hills, California
March 16, 2000
                                  eNexi, INC.
              (FORMERLY KNOWN AS VIRTUALLY FREE INTERNET.COM INC.)
                                  BALANCE SHEET
                                DECEMBER 31, 1999


                                     ASSETS


Current assets:
   Cash and cash equivalents ...................................    $ 1,196,675
   Accounts receivable .........................................          1,336
   Other current assets ........................................         10,267
                                                                    -----------
        Total Current assets                                          1,208,278
                                                                    -----------
   Property and equipment - net (notes 2 and 3)                         181,029
                                                                    -----------

Other Assets
   Deposits                                                              52,527
                                                                    -----------
         Total assets ..........................................    $ 1,441,834
                                                                    ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable ............................................    $    88,994
   Notes payable (Note 4) ......................................        402,863
                                                                    -----------
        Total Current liabilities                                       491,857
                                                                    -----------

Commitments and contingency (Note 6) ...........................           --

Stockholders' equity: (Note 5)
   Common stock, $.01 par value, 1,200,000 shares
        authorized, 1,048,868 shares issued and outstanding ....         10,489
   Additional paid-in capital ..................................      2,435,031
   Net loss ....................................................     (1,495,543)
                                                                    -----------

         Total stockholders' equity ............................        949,977
                                                                    -----------
         Total liabilities and stockholders' equity ............    $ 1,441,834
                                                                    ===========


                                   eNexi INC.
              (FORMERLY KNOWN AS VIRTUALLY FREE INTERNET.COM INC.)
                         STATEMENT OF INCOME AND EXPENSE
             FROM INCEPTION (MAY 14, 1999) THROUGH DECEMBER 31, 1999

Net revenues ...........................................            $    27,192
                                                                    -----------
Operating costs and expense:
   Cost of recurring revenues ..........................                 98,626
   Sales and marketing .................................                310,480
   General and administrative ..........................              1,098,927
   Depreciation ........................................                 22,846
                                                                    -----------
        Total operating costs and expenses                            1,530,879
                                                                    -----------
Loss from operations                                                 (1,503,687)

Other income (expense)
   Interest expense                                                      (9,141)
   Interest income                                                       17,285
                                                                    -----------

   Loss before provision for income taxes                           $(1,495,543)
                                                                    -----------
   Provision for income taxes (Note 7)                                   --
                                                                    -----------
         Net loss ......................................            $(1,495,543)
                                                                    ===========

                                   eNexi INC.
              (FORMERLY KNOWN AS VIRTUALLY FREE INTERNET.COM INC.)
                        STATEMENT OF STOCKHOLDERS' EQUITY
             FROM INCEPTION (MAY 14, 1999) THROUGH DECEMBER 31, 1999


                                         Common Stock
                                                              Additional    Retained         Total
                                  Number of     $0.01 Par      Paid-in      Earnings       Stockholders'
                                   Shares         Value        Capital      (Deficit)        Equity

Balance, May 14, 1999 ......          --     $      --     $      --      $      --      $      --

Issuance of stock for cash .        10,052           101       100,419           --          100,520

Stock dividend (Note 5) ....       834,316         8,343        (8,343)          --             --

Conversion of debt to equity
   (Note 5) ................          --            --         300,000           --          300,000

Issuance of stock for cash .       204,500         2,045     2,042,955           --        2,045,000

Net loss ...................          --            --            --       (1,495,543)    (1,495,543)
                                 ---------      --------     ---------     -----------    -----------
Balance, December 31, 1999 .     1,048,868   $    10,489   $ 2,435,031    $(1,495,543)   $   949,977
                                 =========      ========     =========      ==========    ===========

                                   eNexi INC.
              (FORMERLY KNOWN AS VIRTUALLY FREE INTERNET.COM INC.)
                             STATEMENT OF CASH FLOWS
             FROM INCEPTION (MAY 14, 1999) THROUGH DECEMBER 31, 1999

Cash flows provided by operating activities:

   Net loss                                                                                      $     (1,495,543)
                                                                                                  ---------------
Adjustment to reconcile net loss to net cash used by operations:
   Depreciation                                                                                            22,846
Changes in assets and liabilities:
   Accounts receivable                                                                                     (1,336)
   Other current assets                                                                                   (10,267)
   Deposits                                                                                               (52,527)
   Accounts payable                                                                                        88,994
                                                                                                  ---------------
             Total Adjustments                                                                             47,710
                                                                                                  ---------------
             Net cash used by operations                                                               (1,447,833)

Cash flows used by investing activities:

   Purchase of property and equipment                                  $           (203,875)
                                                                             ---------------
             Net cash used by investing activities                                                       (203,875)

Cash flows provided by financing activities:

   Proceeds from notes payable                                                       402,863
   Issuance of common stock                                                        2,445,520
                                                                             ---------------
             Net cash provided by financing activities                                                  2,848,383
                                                                                                  ---------------
             Net increase in cash and cash equivalents                                                  1,196,675


Cash and cash equivalents, beginning of year                                                                 -
                                                                                                  ---------------
Cash and cash equivalents, end of year                                                           $      1,196,675
                                                                                                  ===============

1.       NATURE OF BUSINESS

          eNexi Inc.  (formerly known as Virtually Free Internet.com  Inc.)
          (the Company) formed May 14, 1999, is an Internet service provider which provides Internet access to it's members through it's portal www.VirtuallyFreeInternet.com for a monthly fee. The "Bring Three, Get Free?" program offers members an opportunity for free Internet service by bringing three referrals and a chance to earn commissions each month from active and extended referrals.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Revenue Recognition

         Revenues consist of monthly fees charged to members for Internet access and are recognized as services are provided. The Company offers a 30 day fee trial period to use its Internet services and recognizes the monthly revenues once the 30-day period has expired.

         Cash Equivalents

         Cash equivalents consist of short-term, highly liquid investments which are readily convertible into cash within ninety (90) days of purchase.

         Accounts Receivable

         The Company bills customers' credit cards for Internet service in advance and funds not received are included in accounts receivable. No material amounts of accounts receivable were outstanding at December 31, 1999.

         Property and Equipment

         Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is generally five years. The Company has no equipment under capital leases and has no leasehold improvements.

         Concentration of Credit Risk

         Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash deposits in excess of $100,000. The Company places its cash deposits with high-credit quality financial institutions. At times, balances in the Company's

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued) cash accounts may exceed the Federal Deposit Insurance Corporation's
         (FDIC) limit of $100,000. The Company's cash investment policies limit investments to short-term, investment grade investments.

         The Company is heavily dependent upon a number of other third parties for credit card processing, dial-up connectivity, and for the hosting of its system infrastructure and database servers. If the services of any of these third parties is interrupted, it could have a material adverse impact on the Company's operations.

         Advertising

         The cost of advertising is expensed as incurred. The Company incurred advertising expense of $277,000 for the period ended December 31, 1999.

         Income Taxes

         The Company recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. A valuation allowance has been provided for deferred tax assets when it is more likely than not that all or some portion of the deferred tax asset will not be realized. The Company has established a full valuation allowance on the aforementioned deferred tax assets due to the uncertainty of realization.

         Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

3.       PROPERTY AND EQUIPMENT

         Property and equipment consists of the following at December 31, 1999:


Equipment ....................   $ 203,875
Less: accumulated depreciation     (22,846)
                                  ---------

                                 $ 181,029
                                  =========
         Depreciation expense for the period ended December 31, 1999 was $22,846.

4.       NOTES PAYABLE

         The following is a summary of notes payable at December 31, 1999.
         6% note payable, due upon demand to Rally Automotive Group.
            Larry A Mayle, President of Rally Automotive Group is also Co-chairman and
            Chief Executive Officer of eNexi Inc.                                          $                224,885

         6% note payable, due upon demand to Unicor, Inc.  Dr. Roger
            L. Miller, President of Unicor, Inc. is also Co-chairman and President of
            eNexi Inc.                                                                                      130,586

         6% note payable, due upon demand to Larry A. Mayle, Co-
            chairman and Chief Executive Officer of eNexi Inc.                                               19,220

         6% note payable due upon demand to Dr. Roger L. Miller, Co-
            chairman and President of eNexi, Inc.                                                            28,172
                                                                                           -------------------------
                                                                                           $               402,863
                                                                                           =========================

5.       CAPITAL STOCK

         Stock Dividend

         On September 1, 1999, the Company distributed 834,316 shares of common stock in connection with a 8400% stock dividend. As a result of the stock dividend, common stock was increased and additional paid in capital was decreased by $8,343, respectively. All references in the accompanying financial statements to the number of common shares and per-share amounts have been restated to reflect the stock dividend.

         -------------

         Conversion of Debt to Equity

         On September 1, 1999, the Company converted a $180,000 and a $120,000 promissory note due to the Chairman/CEO and President, respectively, into capital. This was done as part of the original capitalization of the Company and no additional shares were issued in conjunction with this transaction.

         Warrants

         In December, 1999, the Company agreed to issue 1,000.3 warrants, for every 1,000 shares of any type of stock issued. The warrants enable the holders to purchase one share of the Company's common stock and are exercisable within five years at a strike price equal to the stock's market value at the time any additional shares are issued.

6.       COMMITMENTS AND CONTINGENCY

         Operating Leases and Agreements

         The Company leases office and storage space under non-cancelable operating leases which expire June and August, 2000, respectively and requires monthly lease payments totaling $13,868. The amount of rent expense recorded for the period ended December 31, 1999 totaled $75,456.

         The Company leases computer and office furniture under operating leases which expire through August 2001 and require monthly lease payments totaling $11,499. The amount of rent expense recorded for the period ended December 31, 1999 totaled $63,612.

         The Company has entered into an agreement with Apex Global Internet Services (AGIS) to provide Internet ports. The term of the agreement is 12 months starting June 7, 1999 and requires a monthly payment of $1,620, which will be increased as more ports are provided. The amount of expense recorded for the period ended December 31, 1999 was $108,700. See related contingency note below.

         The Company has entered into two agreements to provide Internet ports which expire March and August, 2002, respectively and require monthly payments totaling $22,600, which will be increased as more ports are provided. The amount of expense recorded for the period ended December 31, 1999 totaled $45,315.

         ---------------------------

         Operating Leases (Continued)
         ----------------

         Future minimum lease and agreement payments are as follows as of December 31, 1999:

                                                  Furniture and
                                Office              Equipment               Services             Total

              2000           $     105,987     $            121,902      $      287,440     $      515,329
              2001                       -                   63,168             290,640             353,808
              2002                       -                        -             158,300             158,300
                             --------------    ---------------------     ---------------    ----------------
                             $     105,987     $            185,070      $      736,380     $    1,027,437
                             ==============    =====================     ===============    ================

         Employment and Consulting Agreements

         The Company has entered into agreements with its Co-Chairman and Chief Executive Office and Co-Chairman and President. The agreements call for monthly payments of $15,000 and $10,000, respectively. The monthly payments are to begin once the Company receives its second round of outside financing and will continue for a period of one year, thereafter.

         Contingency

         AGIS, one of the vendors used by the Company to provide dial-up ports to its customers, declared bankruptcy by filing for Chapter 11 in February 2000. The Company has added an additional vendor that will cover the potential loss of the ports provided by AGIS.

         Additionally, the Company is in the process of clarifying the terms of its agreement with AGIS based upon what management believes is contradictory language in the contract. The agreement entered into in June 1999, states that the Company will pay a monthly charge of $81,000 for the deployment of 1,000 ports, totaling $567,000 for the period ended December 31, 1999. The Company asserts that it should be billed only for ports used, which amounts to $1,620 per month. See operating leases and agreements disclosure above. AGIS has not disputed the Company's assertion, however, it has calculated the monthly billing amount at $2,500. The Company has initially made a payment of $108,700, which the Company asserts will be applied against any future
         resolution.   AGIS  has  been  in  contact  with  Company   management,
         attempting to resolve this issue. The Company has not sought the services of outside counsel.

7.       INCOME TAXES

         The Company incurred taxable losses for federal and state purposes for the period ended December 31, 1999. Accordingly, the Company did not incur any federal income tax expense for those periods other than the minimum required taxes for state purposes.

         Prior to September 7, 1999, the Company was taxed as an S Corporation. All tax benefits arising from operating losses as an S Corporation were passed to the individual stockholders.

         At December 31, 1999, the Company had net operating loss carryforwards of approximately $772,000 related to federal and state income taxes which can be used to offset future federal and state taxable income from operations. These carryforwards will begin to expire in 2007 and substantially all will expire in 2019.

         Significant components of the Company's deferred tax asset at December 31, 1999, are as follows:


Net operating loss carryforwards   $ 307,000
                                    =========
      Gross deferred tax assets      307,000

Valuation allowance ............    (307,000)
                                    ---------
      Net deferred tax assets ..   $    --
                                    =========

         Under the Tax Reform Act of 1986, the benefits from net operating losses carried forward may be impaired or limited in certain circumstances. Events which may cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three year period. The impact of any limitations that may be imposed for future issuances of equity securities, including issuances with respect to acquisitions, have not been determined.

8.       PROFIT SHARING PLAN

         The Company has a profit sharing plan that covers all non-stockholder employees. Contributions to the plan are at the discretion of management. Management did not make a contribution to the plan for the period ended December 31, 1999.

9.       SUBSEQUENT EVENTS

         The Company changed its corporate name from VirtuallyFreeInternet.com Inc. to eNexi Inc. on January 27, 2000.

                                   eNexi, INC.
                              FINANCIAL STATEMENTS
                              FROM JANUARY 1, 2000
                             THROUGH MARCH 31, 2000
                                   (UNAUDITED)




                                    CONTENTS

Balance Sheet.....................................................................................................2


Statement of Income and Expense...................................................................................3


Statement of Stockholders' Equity.................................................................................4


Statement of Cash Flows...........................................................................................5


                                   eNexi INC.
                                  BALANCE SHEET
                                 MARCH 31, 2000
                                   (UNAUDITED)

                                     ASSETS


Current assets:
   Cash and cash equivalents                                    $       630,475
   Accounts receivable                                                   36,913
   Other current assets                                                  28,570
                                                                    -----------
        Total current assets                                            695,958
                                                                    -----------
Property and equipment - net                                            174,185
                                                                    -----------
Other Assets
   Deposits                                                              39,129
                                                                    -----------
         Total assets ..........................................    $   907,272
                                                                    ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable ............................................    $   146,060
   Notes payable (Note 4) ......................................         10,372
   Notes payable                                                        408,936
                                                                    -----------
        Total current liabilities                                       565,368
                                                                    -----------
Stockholders' equity: (Note 5)
   Common stock, $.01 par value, 1,200,000 shares
        authorized, 1,048,868 shares issued and outstanding ....         10,469
   Additional paid-in capital ..................................      2,435,031
   Retained Earnings (accumulated deficit)                           (1,495,543)
   Net loss ....................................................       (588,073)
                                                                    -----------
         Total stockholders' equity ............................        341,904
                                                                    -----------
         Total liabilities and stockholders' equity ............    $   907,272
                                                                    ===========

                                   eNexi INC.
                         STATEMENT OF INCOME AND EXPENSE
                   FROM JANUARY 1, 2000 THROUGH MARCH 31, 2000
                                   (UNAUDITED)


Net revenues                                                                                   $            99,373
                                                                                                        ----------
Operating costs and expense:
   Cost of recurring revenues                                                                               48,367
   Sales and marketing                                                                                     242,913
   General and administrative                                                                              388,158
   Depreciation                                                                                             10,238
                                                                                                        ----------
        Total operating costs and expenses                                                                 689,676
                                                                                                        ----------
Loss from operations                                                                                      (593,304)

Other income (expense)
        Interest expense                                                                                    (6,073)
        Other expense                                                                                       (1,678)
        Interest income                                                                                     12,981
                                                                                                        ----------
        Loss before provision for income taxes                                                            (588,073)
                                                                                                        ----------
        Provision for income taxes                                                                              -
                                                                                                        ----------
         Net loss                                                                              $          (588,073)
                                                                                                        ==========

                                   eNexi INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                   FROM JANUARY 1, 2000 THROUGH MARCH 31, 2000
                                   (UNAUDITED)

                                                 Common Stock
                                                                             Additional           Retained                Total
                                         Number of         $0.01 Par           Paid-in            Earnings            Stockholders'
                                           Shares            Value             Capital            (Deficit)               Equity


Balance, December 31, 2000                 1,046,868     $       10,469     $  2,415,031       $   (1,495,542)      $       949,978

Purchase of stock for cash                    (2,000)    $          (20)    $    (19,980)      $         --         $       (20,000)

Net Loss                                          --     $           --     $        --        $     (588,073)      $    (1,495,543)
                                        -------------    ---------------    --------------     ----------------     ----------------
Balance, March 31, 2000                    1,046,868     $       10,469     $  2,415,051       $   (2,083,616)      $       341,904
                                        =============    ===============    ==============     ================     ================

                                   eNexi INC.
                             STATEMENT OF CASH FLOWS
                   FROM JANUARY 1, 2000 THROUGH MARCH 31, 2000
                                   (UNAUDITED)

Cash flows provided by operating activities:

   Net loss                                                                                      $       (588,073)
                                                                                                      ------------

Adjustment to reconcile net loss to net cash used by operations:

   Depreciation                                                                                            10,238
Changes in assets and liabilities:
   Accounts receivable                                                                                    (35,577)
   Other current assets                                                                                   (18,303)
   Other assets                                                                                            15,400
   Accounts payable                                                                                        57,065
   Other current liabilities                                                                               10,371
                                                                                                      ------------
        Total adjustments                                                                                  39,193
                                                                                                      ------------
             Net cash used by operations                                                                 (548,880)

Cash flows used by investing activities:
   Purchase of property and equipment (net)                            $             (3,394)
                                                                                ------------
             Net cash used by investing activities                                                         (3,394)


Cash flows provided by financing activities:
   Proceeds from notes payable                                                        6,073
   Purchase of common stock                                                         (20,000)
                                                                                ------------

             Net cash provided by financing activities                                                    (13,927)
                                                                                                      ------------
             Net increase in cash and cash equivalents                                                   (566,200)

Cash and cash equivalents, beginning of year                                                            1,196,675
                                                                                                      ------------

Cash and cash equivalents, end of year                                                           $        630,475
                                                                                                      ============